EX-5.a

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CURIANGUARD(SM) SIMPLIFIED RETIREMENT ANNUITY (01/07)                                        JACKSON NATIONAL LIFE [GRAPHIC OMITTED]
                                                                                               INSURANCE COMPANY(R)
FIXED AND VARIABLE ANNUITY APPLICATION (VA320)
                                                                                                      Home Office: Lansing, Michigan
See back page for mailing address.                                                                                       WWW.JNL.COM

USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)    (MIDDLE)        (LAST)          Date of Birth (mm/dd/yyyy)               __ SSN  __ TIN (include dashes)

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Home Address (Physical Address Required)                        CITY, STATE, ZIP

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Mailing Address (if different from Home Address)                CITY, STATE, ZIP

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Age     Sex             U.S. Citizen      Phone No. (include area code)      E-Mail Address     Broker/Dealer Account Number
        __ M __ F       __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                __ SSN  __ TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)
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Home Address (Physical Address Required)                        CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                                __ Spouse
                                                                                                __ Other__________________
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Date of Birth (mm/dd/yyyy)      Age     Sex             U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                        __ M __ F       __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                          __ SSN  __ TIN (include dashes)

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Home Address (number and street)                                CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                                __ Spouse
                                                                                                __ Other__________________
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Date of Birth (mm/dd/yyyy)      Age     Sex             U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                        __ M __ F       __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                          __ SSN  __ TIN (include dashes)

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Home Address (number and street)                                CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                                __ Spouse
                                                                                                __ Other__________________
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Date of Birth (mm/dd/yyyy)      Age     Sex             U.S. Citizen    Phone No. (include area code)
                                        __ M __ F       __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
Primary
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                RELATIONSHIP TO OWNER (CHECK ONE)   Date of Birth (mm/dd/yyyy)    Address (number and street)    City, State, ZIP
                __ Spouse
                __ Other__________________
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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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                 Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract
Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 320                                                                                                                  V6073 01/07

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ANNUITY TYPE                                                                            TRANSFER INFORMATION
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__ Non-Tax Qualified                            __ IRA - Custodial                      __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan                __ IRA - Roth*                          __ Direct Transfer
__ HR-10 (Keogh) Plan                           *Tax Contribution Years and Amounts:    __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)            Year: _____ $___________                __ Non-Direct Rollover
__ IRA - SEP                                    Year: _____ $___________
__ IRA - Individual*
__ Other ___________________________
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OPTIONAL DEATH BENEFITS
                ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:
1. __ Return of Premium Death Benefit
2. __ Highest Anniversary Value Death Benefit

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
  __ AUTOGUARD(SM)
     (5% GMWB with Annual Step-Up)
  __ LIFEGUARD PROTECTOR(SM)
     (5% For Life GMWB with Annual Step-Up)
  __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) 1, 2
     (Joint 5% For Life GMWB with Annual Step-Up)

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

     1. For Non-Qualified plans, spousal joint ownership required.  Please ensure the Joint Owner setion on Page 1 (including the
        "Relationship to Owner" box) is properly completed.
     2. For Qualified plans, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on
        Page 1 (including the "Relationship to Owner" box) is properly completed.
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INITIAL PREMIUM                                                                 INCOME DATE
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Amount of premium with application: $_______________                            PLEASE SPECIFY DATE (mm/dd/yyyy): ______________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)           If an Income Date is not specified, age 90 (age
                                                                                70 1/2 for Qualified Plans) of the Owner will be
                                                                                used.
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STATEMENT OF INTENTION
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Please select the anticipated total premium to be paid into the Contract:
(Premium payments will be accepted in the first six (6) Contract Months only.)

  __ $50,000 to $99,999.99
  __ $100,000 to $249,999.99
  __ $250,000 to $499,999.99
  __ $500,000 to $749,999.99
  __ $750,000 to $999,999.99
  __ $1,000,000+

This Statement of Intention will be used to establish the initial level of Mortality and Expense Charges applied to your
Contract. If no election is made, the anticipated total premium is equal to the Initial Premium received. Please see the prospectus for additional information regarding Aggregate Premium and this Statement of Intention.
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VDA 320                                                                                                                  Page 2 of 5
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CAPITAL PROTECTION PROGRAM
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__ Yes   __ No      If "No", please proceed to the Premium Allocation Section.
                    (If no selection is made, JNL will default to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE.

__ 1-Year       __ 3-Year       __ 5-Year       __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section below.
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PREMIUM ALLOCATION                                                      TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER     PORTFOLIO                                                    __ CHECK HERE FOR AUTOMATIC REBALANCING. Only the
180 ____%  JNL/S&P Moderate Retirement Strategy                         Portfolios selected and the 1-year Fixed Account (if
182 ____%  JNL/S&P Moderate Growth Retirement Strategy                  selected) will participate in the program. The 3-, 5- and
192 ____%  JNL/S&P Growth Retirement Strategy                           7-year Fixed Accounts are not available for Automatic
                                                                        Rebalancing.
FIXED ACCOUNT OPTIONS
041 ____% 1-year                                                        Frequency: __ Monthly           __ Quarterly
043 ____% 3-year                                                                   __ Semi-Annual       __ Annual
045 ____% 5-year
047 ____% 7-year                                                        Start Date: _________________________

DCA+                                                                    If no date is selected, the program will begin one
030 ___% 6-month      IF DCA+ IS SELECTED, YOU MUST                     month/quarter/half year/year (depending on the
032 ___% 12-month     ATTACH THE SYSTEMATIC                             frequency you selected) from the date JNL applies the
                      INVESTMENT FORM (V5575).                          first premium payment.

DCA+ provides an automatic monthly transfer to the selected Portfolio(s) so the entire amount invested in this program, plus earnings, will be transferred by the end of the DCA+ term selected.

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                                ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                             RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 320                                                                                                                  Page 3 of 5
                                                                                                                         V6073 01/07
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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not  consent  ___ to  electronic  delivery  of  annual  and
semi-annual   reports,   quarterly   and  immediate   confirmation   statements,
prospectuses and prospectus supplements, and related correspondence (except ______________________) from Jackson National Life, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

__ I (We) do not have any existing life insurance policies or annuity contracts.

__ I (We) do have existing life insurance policies or annuity contracts.
   PRODUCER: IF THE APPLICANT DOES HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE, SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
__ YES  __ NO  IF "YES", COMPLETE THE FOLLOWING.
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Company Name                 Contract No.            Anticipated Transfer Amount
                                                     $
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Company Name                 Contract No.            Anticipated Transfer Amount
                                                     $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8. I (WE) UNDERSTAND THAT IF THE STATEMENT OF INTENTION IS NOT MET, THERE MAY BE AN ADJUSTMENT TO THE MORTALITY AND EXPENSE CHARGE AT THE END OF THE 6TH CONTRACT MONTH.
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SIGNATURES
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Owner's Signature                               DATE SIGNED (MM/DD/YYYY)

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STATE WHERE SIGNED                              Joint Owner's Signature

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Annuitant's Signature (if other than Owner)     Joint Annuitant's Signature
                                                (if other than Joint Owner)

VDA320                                                               Page 4 of 5
                                                                     V6073 01/07
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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL

Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity Contracts AND answered "Yes" to EITHER question 1 or 2 on the Notice Regarding Replacement (Form X0512 - state variations may apply).

I certify that:

__ I did not use sales material(s) during the presentation of this JNL product to the applicant.

__ I used only JNL-approved sales material(s) during the presentation of this JNL product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT

I have read JNL's Position With Respect to the Acceptability of Replacements (XADV5790 - state variations may apply) and ensure that this replacement is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowlege.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

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Producer/Representative's Full Name  (First)      (Middle)        (Last)           Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                                Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                          Contact your home office for program information.
                                                     __ Option A   __ Option B
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

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External Account No. (if applicable)            Trade No. (if applicable)

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                     OVERNIGHT MAIL
        ------------                     --------------
    JNL(R) Service Center              JNL Service Center
       P.O. Box 17240                 7601 Technology Way
    Denver, CO 80217-0240               Denver, CO 80237

             CUSTOMER CARE: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/943-6761
                           E-MAIL: contactus@jnli.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
          ------------                --------------
     JNL/IMG Service Center       JNL/IMG Service Center
         P.O. Box 30392               1 Corporate Way
       Lansing, MI 48909             Lansing, MI 48951

             CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/706-5540
                           E-MAIL: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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VDA 320                                                             V6073  01/07